SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

POLONIA BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Polonia Bancorp Logo]

June 12, 2007

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Polonia Bancorp (the “Company”). The meeting will be held at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, on Tuesday, July 17, 2007 at 8:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., the Company’s independent registered public accounting firm, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Anthony J. Szuszczewicz
Anthony J. Szuszczewicz
Chairman, President and Chief Executive Officer

POLONIA BANCORP

3993 HUNTINGDON PIKE, 3rd FLOOR

HUNTINGDON VALLEY, PENNSYLVANIA 19006

(215) 938-8800

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	8:00 a.m., local time, on Tuesday, July 17, 2007.

PLACE	Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania.

ITEMS OF BUSINESS	(1) To elect two directors to serve for a term of three years.

(2) To adopt the Polonia Bancorp 2007 Equity Incentive Plan.

(3) To ratify the selection of S.R. Snodgrass, A.C. as our independent registered public accounting firm for fiscal year 2007.

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a stockholder at the close of business on June 4, 2007.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Corporate Secretary
June 12, 2007

POLONIA BANCORP

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Polonia Bancorp (the “Company”) to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Polonia Bank (the “Bank”) and the majority-owned subsidiary of Polonia MHC (the “MHC”). The annual meeting will be held at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania on Tuesday, July 17, 2007 at 8:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about June 12, 2007.

Voting and Proxy Procedure

Who Can Vote at the Meeting

You are entitled to vote your shares of Polonia Bancorp common stock if the records of the Company show that you held your shares as of the close of business on June 4, 2007. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or nominee has enclosed a voting instruction form for you to use in directing it on how to vote your shares.

As of the close of business on June 4, 2007, 3,306,250 shares of Polonia Bancorp common stock were outstanding. Each share of common stock has one vote. The Company’s Charter provides that record owners of the Company’s common stock (other than Polonia MHC) who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of that 10% limit.

Attending the Meeting

If you are a stockholder as of the close of business on June 4, 2007, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank, broker or other nominee are examples of proof of ownership. If you want to vote your shares of Polonia Bancorp common stock held in street name in person at the meeting, you will need a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote By Polonia MHC

Polonia MHC, the mutual holding company for the Company, owned 55.0% of the outstanding shares of common stock of the Company as of June 4, 2007. All shares of common stock owned by Polonia MHC will be voted in accordance with the instructions of the Board of Directors of Polonia MHC, the members of which are identical to the members of the Board of Directors of the Company. Polonia

MHC is expected to vote such shares “FOR” each nominee for election as a director, “FOR” ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm and “FOR” adoption of the Polonia Bancorp 2007 Equity Incentive Plan (the “2007 Plan”).

Vote Required

The annual meeting will be held only if there is a quorum. A majority of the outstanding shares of Polonia Bancorp common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes for determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of both nominees, withhold votes as to both nominees or withhold votes as to either nominee. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the annual meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two. Votes that are withheld will have no effect on the outcome of the election.

In voting to adopt the Polonia Bancorp 2007 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of both a majority of the votes eligible to be cast at the annual meeting, including the shares held by Polonia MHC, and a majority of the votes eligible to be cast at the annual meeting, excluding the shares held by Polonia MHC. For both vote standards, abstentions and broker non-votes will have the same effect as a negative vote. On July 20, 2006, the Office of Thrift Supervision (the “OTS”) proposed modifications to the regulations governing stock benefit plans implemented by federal mutual holding companies. The proposed modifications include revising the vote standard applicable to such plans whereby, for purposes of satisfying the OTS regulations, such plans would require approval of a majority of the votes cast by minority stockholders. In the event that the OTS adopts revised regulations applicable to the 2007 Plan implementing the majority of votes cast standard, the Company will apply the revised vote standard as permitted by the OTS.

In voting to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote. Abstentions will have the same effect as a negative vote.

Because Polonia MHC owns in excess of 50% of the outstanding shares of Company common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 3 (Ratification of Independent Registered Public Accounting Firm).

Voting by Proxy

This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote “FOR” each of the nominees for director, “FOR” ratification of the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm, and “FOR” adoption of the Polonia Bancorp 2007 Equity Incentive Plan.

If any matter not described in this proxy statement is properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Polonia Bancorp common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your Company common stock has been voted at the annual meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

If your Polonia Bancorp common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.

If you have any questions about voting, please contact our proxy solicitor, Regan & Associates, Inc. at (212) 587-3005.

Participants in Polonia Bancorp’s ESOP or 401(k) Plan

If you participate in the Polonia Bancorp Employee Stock Ownership Plan (the “ESOP”) or if you have invested in Company common stock through the Polonia Bancorp Stock Fund (the “Stock Fund”) in the Polonia Bank Retirement Plan (the “401(k) Plan”), you will receive a vote instruction card for each plan that will reflect all the shares that you may direct the trustees to vote on your behalf under the respective plans. Under the terms of the ESOP, all allocated shares of Polonia Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Polonia Bancorp common stock held by the ESOP and all allocated shares for which no timely voting instructions are received, are voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plan, participants investing in the Stock Fund through the 401(k) Plan may direct the Stock Fund trustee how to vote the shares credited to their accounts. The Stock Fund trustee will vote all shares for which it does not receive timely instructions from participants based on the final results of the tabulation. The deadline for returning your voting instruction cards is July 10, 2007.

Corporate Governance

General

The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code. A copy of the Code of Ethics and Business Conduct is available, without charge, upon written request to Paul D. Rutkowski, Corporate Secretary, Polonia Bancorp, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006.

Meetings and Committees of the Board of Directors

The Company conducts business through meetings of its Board of Directors and its committees. Due to the formation of the Company on January 11, 2007, the Company’s Board of Directors held no meetings in 2006.

The following table identifies the Company’s standing committees and their members as of June 4, 2007.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Dr. Eugene Andruczyk	X	X	X
Frank J. Byrne	X	*	X
Gordon R. Johnston, III	*	X	X
Edward W. Lukiewski	X	X	X
Anthony J. Szuszczewicz		X	*
Robert J. Woltjen	X	X	X

*	Denotes Chairperson

Audit Committee. The Audit Committee meets periodically with the independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The board of directors has determined that Mr. Johnston is an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Audit Committee Report.” The Audit Committee operates under a written charter which is attached hereto as Appendix A.

Compensation Committee. The Compensation Committee is responsible for determining annual grade and salary levels for employees and establishing personnel policies. Our chief executive officer develops recommendations for the Compensation Committee regarding the appropriate range of annual salary increases of our employees. Our chief executive officer does not participate in Committee discussions or the review of Committee documents relating to the determination of his compensation. The Compensation Committee operates under a written charter which is attached hereto as Appendix B.

Nominating and Governance Committee. The Company’s Nominating and Governance Committee is responsible for the annual selection of management’s nominees for election as directors and developing and implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to the Company’s corporate governance policy. The procedures of the Nominating and Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See “Nominating and Governance Committee Procedures.” The Nominating and Governance Committee operates under a written charter which is attached hereto as Appendix C.

Attendance at the Annual Meeting

The Board of Directors encourages directors to attend the annual meeting of stockholders. Since the Company was formed on January 11, 2007, this is the first annual meeting of stockholders.

Stock Ownership

The following table provides information as of June 4, 2007 about the persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock.

A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding
Polonia MHC 3993 Huntingdon Pike, 3rd Floor Huntingdon Valley, Pennsylvania 19006	1,818,437	55.0%
PL Capital Group(1) 20 E. Jefferson Avenue, Suite 22 Naperville, IL 60540	178,581	5.4%

(1)	Based exclusively on a Schedule 13D filed with the Securities and Exchange Commission on May 10, 2007, which was filed jointly by the following parties: Financial Edge Fund, L.P., Financial Edge—Strategic Fund, L.P., Goodbody/PL Capital, L.P., PL Capital LLC, Goodbody/PL Capital, LLC, PL Capital Advisors, LLC, John W. Palmer, Richard J. Lashley and PL Capital Offshore, Ltd. All of the filers of this Schedule 13D are collectively referred to as the “PL Capital Group.”

The following table provides information as of June 4, 2007 about the shares of Polonia Bancorp common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by those executive officers of the Company listed in the Summary Compensation Table that follows and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power.

Name	Number of Shares Owned	Percent of Common Stock Outstanding
Directors:
Dr. Eugene Andruczyk	19,326	*
Frank J. Byrne	22,000	*
Gordon R. Johnston, III	20,000	*
Edward W. Lukiewski	20,300	*
Anthony J. Szuszczewicz	22,000	*
Robert J. Woltjen	18,420	*

Executive Officers Who Are Not Also Directors:

Kenneth J. Maliszewski	21,200	*
Paul D. Rutkowski	17,405	*

All directors and executive officers as a group (8 persons)	160,651	4.9%

*	Represents less than 1% of the Company’s outstanding shares.

Proposal 1 — Election of Directors

The Company’s Board of Directors consists of six members who are elected for terms of three years, one-third of whom are elected annually. All of the directors are independent under the current listing standards of the Nasdaq Stock Market, except for Mr. Szuszczewicz who is the Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans with the Bank. The Board of Directors’ nominees for election this year to serve for a three-year term or until their respective successors have been elected and qualified are Messrs. Andruczyk and Byrne.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors recommends a vote “FOR” the election of both nominees.

Information regarding the directors is provided below. Unless otherwise stated, each person has held his or her current occupation for the last five years. Ages presented are as of June 30, 2007. There are no family relationships among the directors or executive officers.

Nominees for Election of Directors

Dr. Eugene Andruczyk is a self-employed physician. Age 58. Director of Polonia Bank since 1995 and director of Polonia Bancorp and Polonia MHC since their formation.

Frank J. Byrne is the owner of a restaurant, Byrnes Tavern and Crabs, located in Philadelphia. Age 60. Director of Polonia Bank since 1995 and director of Polonia Bancorp and Polonia MHC since their formation.

Directors Continuing in Office

The following directors have terms ending in 2008:

Edward W. Lukiewski served as President of Polonia Bank from 1988 until 1995 and is currently retired. Age 82. Director of Polonia Bank since 1948 and director of Polonia Bancorp and Polonia MHC since their formation.

Gordon R. Johnston, III is a certified public accountant and co-owner of St. Clair CPAs, P.C. Age 45. Director of Polonia Bank since 2006 and director of Polonia Bancorp and Polonia MHC since their formation.

The following directors have terms ending in 2009:

Robert J. Woltjen is the President and General Manager of Fairmount Pharmacy, Inc. Age 41. Director of Polonia Bank since 2006 and director of Polonia Bancorp and Polonia MHC since their formation.

Anthony J. Szuszczewicz has been the Chairman of the Board, President and Chief Executive Officer of Polonia Bank, Polonia Bancorp and Polonia MHC since 1995, 2007 and 2007, respectively. Age 66. Director of Polonia Bank since 1984 and director of Polonia Bancorp and Polonia MHC since their formation.

Executive Officers

The executive officers of Polonia Bancorp, who are also the executive officers of Polonia Bank, are elected annually by the Board of Directors and serve at the Board’s discretion. The executive officers of the Company and the Bank are:

Name	Position
Anthony J. Szuszczewicz	Chairman, President and Chief Executive Officer

Paul D. Rutkowski	Chief Financial Officer and Corporate Secretary

Kenneth J. Maliszewski	Senior Vice President

Below is information regarding our executive officers who are not also directors. Unless otherwise stated, each executive officer has held his current position for at least the last five years. Ages presented are as of June 30, 2007.

Paul D. Rutkowski has served as Chief Financial Officer of Polonia Bank since 2005 and Corporate Secretary since 2006. Mr. Rutkowski served as Controller and Treasurer of Polonia Bank from 1992 to 2005. Mr. Rutkowski has served as Chief Financial Officer and Corporate Secretary of Polonia Bancorp and Polonia MHC since their formation. Age 48.

Kenneth J. Maliszewski has served as Senior Vice President of Polonia Bank since 2005. Mr. Maliszewski previously served as Vice President of Polonia Bank from 1993 to 2005. Mr. Maliszewski has served as Senior Vice President of Polonia Bancorp and Polonia MHC since their formation. Age 63.

Proposal 2 — Approval of the Polonia Bancorp 2007 Equity Incentive Plan

On May 30, 2007, the Board of Directors adopted, subject to stockholder approval at the annual meeting, the Polonia Bancorp 2007 Equity Incentive Plan. The 2007 Plan will become effective as of the date of approval by the stockholders.

The Board of Directors has reserved a total of 226,808 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2007 Plan. All of the Company’s employees, officers, and directors are eligible to participate in the 2007 Plan. A summary of the 2007 Plan follows. This summary is qualified in its entirety by the full text of the 2007 Plan, which is attached to this proxy statement as Appendix D.

Summary of the 2007 Plan

Purpose. The 2007 Plan promotes the Company’s success by linking the personal interests of its employees, officers and directors to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

Permissible Awards. The 2007 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock grants, which are subject to restrictions on transferability and forfeiture.

Shares Available for Awards. Subject to adjustment as provided in the 2007 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2007 Plan is 226,808. Of the total shares available under the 2007 Plan, 162,006 may be issued in connection with the exercise of stock options and 64,802 may be issued as restricted stock.

Limitations on Awards. The maximum number of shares of Company common stock that may be covered by options granted under the 2007 Plan to any one person during any one calendar year is 40,501.

Administration. A committee appointed by the Board of Directors (which committee shall consist of at least two disinterested directors) (the “Committee”) will administer the 2007 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2007 Plan; and make all other decisions and determinations that may be required under the 2007 Plan.

Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change of control of the Company, as defined in the 2007 Plan. All awards will also vest and become immediately exercisable upon a change in control.

Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2007 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2007 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2007 Plan will be adjusted proportionately and the Committee will adjust the 2007 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

Termination and Amendment

The Board of Directors may, at any time and from time to time, terminate or amend the 2007 Plan. Stockholders must approve amendments to the 2007 Plan that will materially increase the number of shares of stock issuable under the 2007 Plan, expand the types of awards provided under the 2007 Plan, materially expand the class of participants eligible to participate in the 2007 Plan, materially extend the term of the 2007 Plan, or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2007 Plan may adversely affect any award previously granted under the 2007 Plan without the written consent of the participant.

The Committee may amend or terminate outstanding awards; however, such actions may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2007 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

As discussed above under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Regulatory Restrictions

Under the 2007 Plan, the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares received for each type of award. The Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award. All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant; however, awards may fully vest upon death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations issued by the OTS. The Company could ask the OTS to waive any of these limitations, but does not anticipate doing so at this time.

Certain Federal Income Tax Effects

Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2007 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed S.R. Snodgrass, A.C. to be the Company’s independent registered public accounting firm for the 2007 fiscal year, subject to ratification by stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

Audit and Non-Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2006 and December 31, 2005. The amounts include fees billed for services performed by Deloitte & Touche LLP for the period between January 1, 2005 and November 15, 2005 and for the services performed by S.R. Snodgrass, A.C. for the period between November 15, 2005 and December 31, 2006.

	2006	2005
Audit Fees(1)	$67,204	$112,000
Audit-Related Fees(2)	44,533	—
Tax Fees(3)	44,230	—
All other fees	—	—

(1)	Includes fees for the financial statement audit and quarterly reviews.
(2)	Includes fees related to the initial public offering of Polonia Bancorp.
(3)	Includes fees related to tax compliance, tax advice and tax planning.

Pre-Approval of Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

Change in Accountants

Deloitte & Touche LLP (“Deloitte”) was engaged by Polonia Bank as its independent auditor for the fiscal years ended December 31, 2001, 2002, 2003 and 2004. Deloitte completed its audits for the fiscal years ended December 31, 2001 and 2002 but did not complete its audits for fiscal 2003 and 2004. The delay in the completion of the 2003 and 2004 audits was primarily due to on-going analysis and discussions with management regarding the amount of the liability that was to be recorded related to a non-qualified retirement plan for Polonia Bank’s President adopted by Polonia Bank in 1997. During such discussions, Deloitte advised management that, due to its review of the actuarial analysis of the liability associated with the plan, the consolidated financial statements for the fiscal years 2001 and 2002 should be restated to record a portion of the liability attributable to such plan and that Deloitte did not agree with the amount of the liability recorded by management in connection with the preparation of the fiscal 2003 draft financial statements. The discussions regarding the amount and timing of the recording of the liability continued through 2004 with additional actuarial analyses being conducted by a third party actuary engaged by Polonia Bank in order to determine the amount of the liability. In late 2005, management advised Deloitte that it agreed with Deloitte’s assessment that the financial statements for fiscal years 2001 and 2002 should be restated and requested Deloitte to continue its audit of fiscal 2003 and 2004. Polonia Bank’s Audit Committee also determined to engage S.R. Snodgrass, A.C. to conduct the audit for fiscal 2005. Polonia Bank advised Deloitte that it planned to engage S.R Snodgrass, A.C. for the fiscal 2005 audit and requested Deloitte to complete the fiscal 2003 and 2004 audits. The decision to change auditors was recommended and approved by the board of directors of Polonia Bank. Polonia Bank requested Deloitte to complete the audit of fiscal 2003 and 2004, however, Deloitte declined the request to conduct any further audit work. On November 15, 2005, Polonia Bank terminated Deloitte’s engagement as independent auditor for 2003 and 2004. At the time Polonia Bank terminated Deloitte’s engagement, the issues around the non-qualified retirement plan had not been resolved to Deloitte’s satisfaction. Also on November 15, 2005, Polonia Bank engaged S.R. Snodgrass, A.C. to audit fiscal 2003 and 2004. On January 30, 2006, Deloitte issued a letter to the board of directors stating that a liability (in an unspecified amount) for the non-qualified retirement plan for Polonia Bank’s President should be recorded, the consolidated financial statements for fiscal 2001 and 2002 should be restated and that their report dated March 14, 2003 relating to the audit for fiscal 2002 should no longer be relied upon and was withdrawn. In connection with the preparation of Polonia Bank’s consolidated financial statements for the fiscal years ending December 31, 2003, 2004 and 2005, a liability of $890,000 effective December 31, 2002 was recorded for the non-qualified retirement plan which amount was based upon actuarial analyses conducted by a third party actuary. S.R. Snodgrass, A.C. was not consulted with or asked to render any advice at any time prior to its engagement as independent auditor with respect to the accounting treatment of the plan or the application of any accounting standard.

Audit Committee Report

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s Consolidated Financial Statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s Consolidated Financial Statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the registered public accounting firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s Financial Statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s Consolidated Financial Statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

Audit Committee of the Polonia Bancorp Board of Directors

Gordon R. Johnston, III - Chairperson

Dr. Eugene Andruczyk

Frank J. Byrne

Edward W. Lukiewski

Robert J. Woltjen

Executive Compensation

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the 2006 fiscal year exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
Anthony J. Szuszczewicz Chairman, President and Chief Executive Officer	2006	$270,000	$30,000	$213,732	(1)	$513,732
Paul D. Rutkowski Chief Financial Officer and Corporate Secretary	2006	140,000	10,000	42,367		192,367
Kenneth J. Maliszewski Senior Vice President	2006	140,000	10,000	42,580		192,580

(1)	Individual items of all other compensation that exceeded $25,000 include $28,346 representing the imputed economic benefit of employer-paid premiums under a split dollar life insurance arrangement and a $113,366 contribution to Polonia Bank’s non-qualified deferred compensation plan for the benefit of Mr. Szuszczewicz and tax indemnification payments totaling $31,803. All other compensation also includes club dues and automobile allowances.

Supplemental Executive Retirement Plan for Anthony J. Szuszczewicz. The Bank maintains a Supplemental Executive Retirement Plan agreement with Mr. Szuszczewicz. The agreement provides that, following Mr. Szuszczewicz’s retirement on or after age 62, or upon his termination due to disability, he will receive an annual retirement benefit in the form of a single life annuity, payable in annual installments, equal to 60% of his annual gross taxable income, as reported on Form W-2, for the last full year of his employment. The annual benefit will increase annually by the greater of 4% or the increase in the consumer price index, as published by the Department of Labor. Upon a termination due to disability, Mr. Szuszczewicz will receive the annual retirement benefit described above, offset by any amounts received under the Bank’s long-term disability plan. Under the agreement, the Bank also agrees to provide post-retirement health insurance benefits for Mr. Szuszczewicz and his dependents on a basis substantially equivalent to the coverage provided by the Bank prior to his retirement.

Upon Mr. Szuszczewicz’s death, his spouse becomes entitled to a lump sum death benefit of $2.0 million, plus 40% of the proceeds of certain life insurance policies purchased by the Bank on his behalf, up to a maximum death benefit of $4.0 million. If Mr. Szuszczewicz is terminated for cause, as defined in the agreement, or if he terminates employment voluntarily and subsequently accepts employment with another financial institution in the Philadelphia area without the Bank’s consent, he will forfeit the supplemental retirement benefit. The Bank has entered into “rabbi” trust agreements to hold assets the Bank may contribute for the purpose of making benefit payments under the Supplemental Executive Retirement Plan agreement with Mr. Szuszczewicz. Funds held in trust remain at all times subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Supplemental Executive Retirement Plan for Paul D. Rutkowski and Kenneth J. Maliszewski. The Bank also maintains a supplemental executive retirement plan that provides for the payment of supplemental retirement benefits to Messrs. Rutkowski and Maliszewski. The annual retirement benefit for each executive under the supplemental executive retirement plan is $50,000 per year, payable annually for 20 years following termination of employment. If the executive terminates employment prior to his normal retirement age (age 65), the annual benefit will commence upon the earlier of the date that is five years following the executive’s termination date or the date the executive would have attained the normal retirement age. If the executive dies after attaining the normal retirement age and while receiving annual retirement benefits under the plan, the remaining supplemental executive retirement plan benefit shall be payable in a lump sum payment to the executive’s beneficiary. If the executive dies prior to normal retirement, no benefit is payable under the plan if the Bank maintains a life insurance arrangement on behalf of the executive at the time of his death. The Bank currently maintains such a life insurance arrangement on behalf of each executive. See “-Split Dollar Life Insurance Agreements.” Upon a change in control (as defined in the plan), the executive will receive a lump sum payment equivalent to the normal retirement benefit. No benefits are payable under the supplemental executive retirement plan upon an executive’s termination for cause (as defined in the plan).

Split Dollar Life Insurance Agreements. The Bank has entered into split dollar life insurance agreements with Messrs. Maliszewski and Rutkowski, pursuant to which the Bank has agreed to divide the death proceeds of certain life insurance policies owned by the Bank with their designated beneficiaries. The Bank pays all premiums on the policies, and the executives are required to execute a split dollar endorsement for the life insurance policies purchased by the Bank. Upon the executive’s termination of employment for any reason, the split dollar agreement will automatically terminate. Upon the death of the executive while employed, the designated beneficiary receives a death benefit of $1.0 million. The Bank is the beneficiary of any remaining death proceeds from each life insurance policy following payment of the death benefit to the executive’s beneficiary. The Bank maintains all rights of ownership over the life insurance policies, although the Bank may not sell or otherwise transfer a policy while the participant maintains an interest.

Employment Agreements. The Bank and the Company have each entered into employment agreements with Messrs. Szuszczewicz, Rutkowski and Maliszewski in order to help ensure that they maintain a stable management base. Each employment agreement provides for a three-year term, which the Bank and the Company may renew on an annual basis after review by the respective Boards of Directors. The employment agreements establish base salaries of $270,000, $140,000 and $140,000 for Messrs. Szuszczewicz, Rutkowski and Maliszewski, respectively. The Boards of Directors will review each executive’s base salary annually in order to consider any appropriate changes. In addition to base salary, the agreements provide for, among other things, participation in stock-based and other benefit plans, as well as fringe benefits applicable to each executive.

The employment agreements provide that the Bank and the Company may terminate each executive’s employment for cause, as defined in the agreements, at any time. No severance or other benefits are payable under the employment agreements upon termination for cause. If the Bank or the Company terminates the executive for reasons other than cause, or if the executive resigns from the Bank or the Company under specified circumstances that would constitute constructive termination, the executive or, if he dies, his beneficiary, will be entitled to receive an amount equal to the remaining base salary and employer contributions to benefit plans that would have been paid or made on his behalf for the remaining term of the agreement. The Bank will also continue and/or pay for the executive’s health, dental and life insurance coverage for the remaining term of the employment agreement.

Under the employment agreements, if the executive voluntarily (under circumstances discussed in the agreement) or involuntarily terminates employment following a change in control of the Bank or the Company, the executive or, if the executive dies, his beneficiary, will receive a severance payment equal to three times the average of the five preceding taxable years’ annual compensation. The Bank will also continue health, dental and life insurance coverage for thirty-six months following the termination of employment.

Section 280G of the Internal Revenue Code provides that payments contingent upon a change in control that equal or exceed three times the individual’s base amount (i.e., average annual compensation for the five preceding taxable years) are “excess parachute payments.” Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such payments for federal tax purposes. The agreements limit payments to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G of the Internal Revenue Code.

The Bank or the Company will pay or reimburse the executives for all reasonable costs and legal fees paid or incurred in connection with any dispute or question of interpretation relating to the employment agreements, provided the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and the Company will indemnify the executives to the fullest extent legally allowable. Under the agreements, the executives are subject to a one-year restriction on competitive business activities following a termination of employment that is not related to a change in control.

Benefit Plans

Non-Qualified Deferred Compensation Plan. The Bank has established a non-qualified deferred compensation plan, effective as of January 1, 1995, to assist certain employees designated by the Board as participants in maximizing their allowable deferrals under the 401(k) Plan. The Board has designated Messrs. Szuszczewicz, Rutkowski and Maliszewski as participants in the deferred compensation plan. Under the plan, participants must elect by December 31st of the preceding calendar year to defer a certain amount into the plan. Upon completion of the non-discrimination testing of the 401(k) Plan required by the Internal Revenue Code, the Bank determines the maximum amount of elective deferrals each participant could have made to the 401(k) Plan for the preceding year. The lesser of the additional amounts resulting from the non-discrimination testing or the employee’s advance deferral amount is either paid to the participant by March 15th of the following plan year or contributed directly to the plan, in accordance with the participant’s election. The Bank also has discretion to make additional contributions to the deferred compensation plan on behalf of participants. Participants are 100% vested in their elective deferrals to the deferred compensation plan; participants vest in the Bank’s contributions at the rate of 20% per year, becoming fully vested after five years of participation in the plan. Participants are automatically 100% vested in the Bank’s contributions if they terminate employment due to death, disability, normal retirement, or involuntary termination of employment other than for gross misconduct or dishonesty. Participants elect at the time of deferral whether they will receive distributions in the form of a lump sum payment or monthly, quarterly or annual installments. If the participant fails to elect a form of payment, benefits will be automatically paid in annual installments over the life expectancy of the participant. If a participant dies prior to receiving the entire amount credited under the plan, the Bank will make the remaining payments to the participant’s designated beneficiary. Upon the death of a beneficiary while receiving payments, the Bank will pay the balance in a lump sum to the beneficiary’s estate.

Supplemental Executive Retirement Plan. In connection with the Company’s recent stock offering, the Bank implemented a supplemental executive retirement plan to provide for supplemental retirement benefits with respect to the employee stock ownership plan. The plan provides participating executives with benefits otherwise limited by certain provisions of the Internal Revenue Code or the terms of the employee stock ownership plan loan. Specifically, the plan provides a benefit to eligible officers (those designated by the board of directors of the Bank) that cannot be provided under the employee stock ownership plan as a result of limitations imposed by the Internal Revenue Code, but that would have been provided under the plan, but for the Internal Revenue Code limitations. In addition to providing for benefits lost under the employee stock ownership plan as a result of the Internal Revenue Code limitations, the supplemental executive retirement plan also provides supplemental benefits upon a change of control prior to the scheduled repayment of the employee stock ownership plan loan. Generally, upon a change in control, the supplemental executive retirement plan will provide participants with a benefit equal to what they would have received under the employee stock ownership plan, had they remained employed throughout the term of the loan, less the benefits actually provided under the plan on the participant’s behalf. This benefit generally become payable upon a change in control of the Bank and the Company. The Bank has designated Mr. Szuszczewicz as a participant in the supplemental executive retirement plan. In the future, the board of directors may designate other officers as participants. No contributions were made to this plan on behalf of participants as no allocations have been made under the employee stock ownership plan to date.

The Bank may utilize a grantor trust in connection with the supplemental executive retirement plan, in order to set aside funds that ultimately may be used to pay benefits under the plan. The assets of the grantor trust will remain subject to the claims of the Bank’s general creditors in the event of insolvency, until paid to a participant according to the terms of the supplemental executive retirement plan.

Directors’ Compensation

The following table sets forth the compensation received by non-employee directors for their service on the Bank’s Board of Directors during 2006.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Dr. Eugene Andruczyk	$18,650	$1,224		$19,874
Frank J. Byrne	18,650	1,286		19,936
Gordon R. Johnston	4,350	—		4,350
Edward W. Lukiewski	18,650	110,628	(1)	129,278
James B. Skowronski	11,600	1,059		12,659
Robert J. Woltjen	4,350	825		5,175

(1)	Items of “All Other Compensation” that exceeded $25,000 include a contribution of $100,947 to Mr. Lukiewski’s Supplemental Retirement Plan.

Director Fees. Each non-employee director of the Bank receives an annual retainer of $17,400. Directors do not receive any compensation for their service on the Boards of Directors of the Company or Polonia MHC. Each member of the Company’s Audit Committee receives $500 per meeting attended.

Supplemental Retirement Plan for Edward W. Lukiewski. The Bank entered into a supplemental retirement plan with Mr. Lukiewski, a current director of the Bank, the Company and Polonia MHC who formerly served as President of the Bank, effective as of June 1, 1995. Under this arrangement, Mr. Lukiewski currently receives a supplemental pension benefit of $100,947 per year, payable for the remainder of his lifetime in monthly installments, and adjusted each June for inflation based on the rate of increase of the consumer price index, as published by the Department of Labor. The

Bank also pays the premiums for certain insurance policies currently in effect on Mr. Lukiewski’s life and health insurance premiums for Mr. Lukiewski and his spouse. The Bank incurred costs of $9,681 and $8,324 for these life and health insurance premiums during the years ended 2006 and 2005, respectively. In the event of Mr. Lukiewski’s death, his surviving spouse would receive an annual benefit of $50,000 for the remainder of her lifetime as well as continued health benefits. The Bank has entered into a grantor or “rabbi” trust agreement to hold assets that the Bank may contribute for the purpose of making benefit payments under the Supplemental Retirement Plan with Mr. Lukiewski described above. Funds held in the trust remain at all times subject to the claims of the Bank’s creditors in the event of the Bank’s insolvency.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Polonia Bancorp common stock during the year ended December 31, 2006.

Transactions with Related Persons

The Sarbanes-Oxley Act generally prohibits loans by the Bank to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Polonia Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

The Company does not have a comprehensive written policy for the review, approval or ratification of certain transactions with related persons. However, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Polonia Bancorp’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (i) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

Nominating and Governance Committee Procedures

General

It is the policy of the Nominating and Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairperson of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.	The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 30 days before the date of the annual meeting.

Process for Identifying and Evaluating Nominees

The process that the Nominating and Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Polonia Bancorp. The Nominating and Governance Committee also will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above. The Nominating and Governance Committee has not used an independent search firm to identify nominees.

Evaluation. In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below. If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Minimum Qualifications

The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation, a residency requirement, a stock ownership requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

•	contributions to the range of talent, skill and expertise appropriate for the Board;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and

•	current equity holdings in the Company.

The committee will also consider any other factors it deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Stockholder Proposals and Nominations

The Company must receive proposals that stockholders seek to have included in the proxy statement for the Company’s next annual meeting no later than February 13, 2008. If next year’s annual meeting is held on a date more than 30 calendar days from July 17, 2008, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Corporate Secretary not less than 30 days before the date of the meeting; provided that if less than 40 days notice or prior public disclosure of the meeting is given or made to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders or such public disclosure was made.

Stockholder Communications

The Company encourages stockholder communications to the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Paul D. Rutkowski, Chief Financial Officer and Corporate Secretary, Polonia Bancorp, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating and Governance Committee.

Miscellaneous

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities. The Company will pay Regan & Associates, Inc., a proxy solicitation firm, a fee of $6,500 to assist the Company in soliciting proxies.

The Company’s Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on June 4, 2007. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and Corporate Secretary

Huntingdon Valley, Pennsylvania

June 12, 2007

Appendix A

AUDIT COMMITTEE CHARTER

As adopted by the Board of Directors on February 20, 2007

I.	Purposes of the Committee

The primary purpose of the Audit Committee (the “Committee”) is oversight. The Committee shall assist the Board of Directors (the “Board”) in fulfilling its responsibility to oversee:

•	Management’s conduct of the Corporation’s financial reporting process;

•	The integrity of the financial statements and other financial information provided by the Corporation to the Securities and Exchange Commission (the “SEC”) and the public;

•	The Corporation’s system of internal accounting and financial controls;

•	The Corporation’s compliance with legal and regulatory requirements;

•	The performance of the Corporation’s internal audit function;

•	The independent auditors’ qualifications, performance, and independence; and

•	The annual independent audit of the Corporation’s financial statements.

The Committee shall have direct authority and responsibility to appoint (subject to shareholder ratification), compensate, retain, and oversee the independent auditors.

The Committee shall also prepare the report that the SEC rules require be included in the Corporation’s annual proxy statement.

The Corporation’s management is responsible for preparing the Corporation’s financial statements. The independent auditors are responsible for auditing those financial statements. Management and the independent auditors have more time, knowledge, and detailed information about the Corporation than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements, or any professional certification as to the independent auditors’ work, including with respect to auditor independence. Each member of the Committee shall be entitled to rely on the integrity of people and organizations from whom the Committee receives information and the accuracy of such information, including representations by management and the independent auditors regarding non-audit services provided by the independent auditors.

II.	Committee Membership

The Committee shall have at least three members. The actual number of members shall be determined from time to time by resolution of the Board. Committee members shall be appointed by the Board from among its members and may be removed by the Board at any time. Each member of the Committee must satisfy such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.

Each member of the Committee shall be financially literate within a reasonable period of time after appointment to the Committee and must be “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

III.	Committee Structure and Operations

The Chair of the Committee shall be designated by the Board. The Committee shall fix its own rules of procedure and shall meet where and as provided by such rules or by resolution of the Committee. In addition to the regular meeting schedule established by the Committee, the Chair of the Committee may call a special meeting at any time.

The Secretary of the Corporation shall be the Secretary of the Audit Committee, unless the Committee designates otherwise.

In the absence of the Chair during any Committee meeting, the Committee may designate a Chair pro tempore.

Two members of the Committee shall constitute a quorum thereof. The Committee shall act only on the affirmative vote of a majority of the members at a meeting or by unanimous written consent.

The Committee may establish sub-committees to carry out such duties as the Committee may assign.

IV.	Committee Activities

The following shall be the common recurring activities of the Committee in carrying out its purposes. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

1.	Appoint the independent auditors to audit the consolidated financial statements of the Corporation and its subsidiaries for the coming year; approve the engagement fees and terms; and recommend ratification of that appointment by the shareholders.

2.	Pre-approve all audit and non-audit services to be provided by the independent auditors to the Corporation in accordance with the Committee’s policies and procedures, and regularly review (a) the adequacy of the Committee’s policies and procedures for pre-approving the use of the independent auditors for audit and non-audit services with a view to auditor independence; (b) the audit and non-audit services pre-approved in accordance with the Committee’s policies and procedures; and (c) fees paid to the independent auditors for pre-approved audit and non-audit services.

3.	Regularly review with the independent auditors (a) the arrangements for and the scope of the independent auditors’ audit of the Corporation’s consolidated financial statements; (b) the results of the audit by the Corporation’s independent auditors of the Corporation’s consolidated financial statements; (c) any audit problems or difficulties encountered by the independent auditors and management’s response; (d) any significant deficiency in the design or the operation of the Corporation’s internal accounting controls identified by the independent auditors and any resulting recommendations; (e) all critical accounting policies and practices used by the Corporation; (f) all alternative accounting treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (g) other material written communications between the independent auditors and management. The Committee shall have ultimate authority to resolve any disagreement between management and the independent auditors regarding financial reporting.

4.	Review major changes to the Corporation’s auditing and accounting principles and practices based on advice of the independent auditors or management.

5.	At least annually, obtain and review a report by the independent auditors describing (a) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (b) all relationships between the independent auditors and the Corporation consistent with Independence Standards Board Standard Number 1. The Committee shall discuss such report with the independent auditors, which may include issues that impact the independent auditors’ qualifications, performance, or independence.

6.	Evaluate, along with the other members of the Board and management, the qualifications, performance, and independence of the independent auditors, including the performance of the lead audit partner.

7.	Monitor regular rotation of audit partners by the independent auditors as required by law.

8.	The Committee, along with the other members of the Board, shall discuss with management and the independent auditors the audited financial statements to be included in the Corporation’s Annual Report on Form 10-KSB, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Committee shall review and consider with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”), including deficiencies in internal controls, fraud, illegal acts, management judgments and estimates, audit adjustments, audit difficulties, and the independent auditors’ judgments about the quality of the Corporation’s accounting practices.

9.	Discuss with the independent auditors and management the Corporation’s interim financial results included in each quarterly report on Form 10-QSB, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Each such review shall include any matters required to be discussed by SAS No. 61.

10.	Maintain and periodically review the Corporation’s procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Corporation, of concerns regarding questionable accounting or auditing matters.

11.	Confer with management and the independent auditors as requested by any of them or by the Committee, at least annually, and review their reports with respect to the functioning, quality, and adequacy of programs for compliance with the Corporation’s policies and procedures regarding business ethics, financial controls, internal auditing, and compliance with legal and regulatory requirements, including information regarding violations or probable violations of such policies.

12.	Discuss from time to time the Corporation’s earnings press releases.

13.	Discuss from time to time the Corporation’s policies with respect to risk assessment and risk management.

14.	Maintain hiring policies for employees and former employees of the independent auditors.

15.	Review with management at least annually, the activities, budget, staffing, and structure of the internal auditing function of the Corporation and its subsidiaries, including their evaluations of the performance of that function and any recommendations with respect to improving the performance of or strengthening of that function. As appropriate, the Committee shall review the reports of any internal auditor on a financial safeguard problem that has not resulted in corrective action or has not otherwise been resolved to the auditor’s satisfaction at any intermediate level of audit management.

16.	From time to time, meet separately with management, the internal auditors, and the independent auditors to discuss issues warranting attention by the Committee.

17.	Prepare any report or other disclosure by the Committee required to be included in any proxy statement for the election of the Corporation’s directors under the rules of the SEC.

18.	Take other such actions and do other such things as may be referred to it from time to time by the Board.

V.	Committee Evaluation

The Committee will annually complete a self-evaluation of the Committee’s own performance and effectiveness and will consider whether any changes to the Committee’s charter are appropriate.

VI.	Committee Reports

The Chair of the Committee will report regularly to the full Board on the Committee’s activities, findings, and recommendations, including the results of the Committee’s self-evaluation and any recommended changes to the Committee’s charter.

VII.	Resources and Authority of the Committee

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation. The Committee also has the authority to retain outside advisors, including legal counsel, auditors, or other experts, as it deems appropriate; to approve the fees and expenses of such advisors; and to incur such other ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

Appendix B

POLONIA BANCORP

COMPENSATION COMMITTEE CHARTER

Adopted by the Board of Directors on February 20, 2007.

Purpose

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Polonia Bancorp (the “Company”) to discharge the Board’s responsibilities relating to compensation of the Company’s executives and directors. The Committee has overall responsibility for evaluating and approving executive and director compensation plans, policies and programs within this scope. Board approval is required for any changes to this Charter.

Organization

The Committee shall consist of no fewer than three members. The Board shall appoint the members and Chair of the Committee upon consideration of the recommendation of the Company’s Nominating and Governance Committee.

The Board may, at any time, change the membership of the Committee and fill vacancies, subject to such new members satisfying the above requirements. The Committee will fix its own meeting schedules and rules of procedure consistent with this Charter, the Bylaws of the Company, the Corporate Governance Policy of the Company, and applicable laws and regulatory requirements.

Quorum

A majority of the members of the Committee present in person or by telephone, by means of which all persons participating in the meeting can hear each other, shall constitute a quorum. The Committee shall maintain minutes of its meetings and records relating to those meetings.

Duties and Responsibilities

1.	The Committee shall review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the “CEO”), executive officers and inside directors. An “inside director” is defined as one who is an employee of the Company or Polonia Bank. The Committee will evaluate the performance in light of those goals and objectives, and set the CEO’s, executive officers’ and inside directors’ compensation based on these evaluations;

2.	The Committee shall annually review and make recommendations to the Board with respect to incentive compensation for the CEO. In determining the incentive component of the CEO’s compensation, the Committee shall consider the Company’s performance, the value of similar incentive awards to CEOs at comparable companies, the effectiveness of the CEO as the primary representative of the Company and the awards given to the CEO in past years;

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3.	The Committee shall annually review and make recommendations to the Board with respect to incentive compensation for the executive officers and inside directors;

4.	The Committee shall annually review and make recommendations to the Board as to the form and amount of compensation for directors, commensurate with their duties and responsibilities as directors, and provide a sufficient level of compensation necessary to attract and retain the highest quality individuals;

5.	The Committee shall have responsibility for overseeing the administration of the Company’s benefit programs;

6.	With respect to the Company’s equity-based compensation plans, the Committee shall approve grants. The Committee may delegate to the CEO all or part of the Committee’s authority and duties with respect to grants to individuals who are not subject to the reporting requirements and other provisions of Section 16 of the Securities Exchange Act of 1934, as in effect from time to time;

7.	The Committee shall make regular reports to the Board;

8.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval; and

9.	The Committee shall conduct an annual evaluation of the Committee’s performance in fulfilling its duties and responsibilities under this Charter.

Authority

The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of compensation, and shall have sole authority to approve the consultant’s fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting, compensation or other advisors it deems necessary to assist it in discharging its duties. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee.

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Appendix C

POLONIA BANCORP

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Adopted by the Board of Directors on February 20, 2007.

Purpose

The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Polonia Bancorp (the “Company”) is appointed by the Board (i) to identify individuals qualified to become Board members, consistent with criteria approved by the Board, and to recommend director nominees for the Company’s next annual meeting; (ii) to recommend to the Board the corporate governance guidelines and policies applicable to the Company; (iii) to lead the Board in its annual self-evaluation and annual review of the Board’s performance; (iv) to recommend to the Board director nominees for each committee; (v) to assess and make recommendations to the Board regarding the size and composition, scope, authority, responsibilities and reporting obligations of each committee to the Board; and (vi) together with the Executive Committee, to recommend a successor Chief Executive Officer (“CEO”) and oversee the evaluation of the Board and management. Board approval is required for any changes to this Charter.

Organization

The Committee shall consist of no fewer than three members. If a vacancy occurs or the Committee becomes aware of a pending vacancy, the Committee shall recommend to the Board a qualified individual for appointment. Members of the Committee shall be appointed and replaced by the Board.

The Board may, at any time, change the membership of the Committee and fill vacancies, subject to such new members satisfying the above requirements. The Committee will fix its own meeting schedules and rules of procedure consistent with this Charter, the Bylaws of the Company, the Corporate Governance Policy of the Company, and applicable laws and regulatory requirements.

Quorum

A majority of the members of the Committee present in person or by telephone, by means of which all persons participating in the meeting can hear each other, shall constitute a quorum. The Committee shall maintain minutes of its meetings and records relating to those meetings.

Duties and Responsibilities

1.	The Committee shall consider criteria for identifying and selecting individuals who may be nominated for election to the Board;

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2.	The Committee shall actively seek individuals qualified to become Board members for recommendation to the Board in accordance with the Company’s Corporate Governance Policy and policies of the Committee;

3.	The Committee shall annually provide the Board with an assessment of the Board’s performance;

4.	The Committee shall review the structure of the Board committees, recommend to the Board qualifications for membership on individual committees and recommend to the Board director candidates for membership on each committee;

5.	The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval;

6.	The Committee shall annually review its own performance;

7.	In the event of a vacancy in the office of the CEO, the Committee and the Executive Committee jointly will evaluate potential candidates and recommend a CEO successor to the full Board;

8.	The Committee shall make regular reports to the Board concerning its activities; and

9.	At least annually, the Committee shall (i) evaluate the size and composition of the Board and each committee in light of the operating requirements of the Company and existing corporate governance trends, including consideration of appropriate areas of expertise to be represented on the Board and each committee, and (ii) report its findings and any recommendations to the Board.

Annual Review of Corporate Governance Policy and Code of Ethics and Business Conduct

The Committee shall review the Company’s Corporate Governance Policy on at least an annual basis and report to the Board any recommendations it may have in connection therewith, and such review shall be disclosed as required by applicable law. In addition, the Committee shall review on at least an annual basis the Company’s Code of Ethics and Business Conduct and monitor that the principles described in the Code are incorporated into the Company’s culture and business practices. The Committee shall have the sole power to grant any waivers from these policies or practices.

Authority

The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention items. In addition, the Committee shall have authority to obtain advice and assistance from internal or external legal, accounting or other advisors. In connection therewith, the Committee shall be provided appropriate funding, as determined by the Committee.

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Appendix D

POLONIA BANCORP

2007 EQUITY INCENTIVE PLAN

ARTICLE 1

PURPOSE

The purpose of the Polonia Bancorp 2007 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Polonia Bancorp (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2

DEFINITIONS

When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

“Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

“Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

“Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

“Board of Directors” means the Board of Directors of the Company.

“Change in Control” means the occurrence of any one of the following events:

(1)	Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)	Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)

Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds ( 2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)	Sale of Assets: The Company sells to a third party all or substantially all of its assets.

Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of Polonia Bank into the stock holding company form of organization constitute a “Change in Control” for purposes of this Plan; specifically by means of a full conversion of Polonia MHC, or any successor corporation, to the stock form of ownership under applicable regulations.

“Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

“Company” means Polonia Bancorp, or any successor corporation.

“Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

“Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

“Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

“Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

“Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

“Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

“Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

“Plan” means the Polonia Bancorp 2007 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

“Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4

ADMINISTRATION

4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)	Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)	Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 226,808.

5.2 SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 162,006 and the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 64,802. The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 40,501.

ARTICLE 6

ELIGIBILITY

Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7

STOCK OPTIONS

7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)	Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)	Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)	One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)	Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)	Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)	Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)	Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

ARTICLE 8

RESTRICTED STOCK

8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Polonia Bancorp 2007 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Polonia Bancorp or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Polonia Bancorp.”

Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

ARTICLE 9

GENERAL PROVISIONS APPLICABLE TO AWARDS

9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 10

CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)	Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)	The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)	Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11

AMENDMENT, MODIFICATION AND TERMINATION

11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)	Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)	No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12

GENERAL PROVISIONS

12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

12.11 GOVERNMENT AND OTHER REGULATIONS.

(a)	Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)

Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

(i)	No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)	No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)	The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)	No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Pennsylvania.

12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer

Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

REVOCABLE PROXY

POLONIA BANCORP

ANNUAL MEETING OF STOCKHOLDERS

July 17, 2007

8:00 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Polonia Bancorp (the “Company”), consisting of Anthony J. Szuszczewicz and Paul D. Rutkowski or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on July 17, 2007 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Dr. Eugene Andruczyk and Frank J. Byrne

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Polonia Bancorp 2007 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm of Polonia Bancorp for the fiscal year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Dated:
SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dear ESOP Participant:

On behalf of the Board of Directors, please find enclosed a voting instruction card for the purpose of conveying your voting instructions to Home Federal Bank, our ESOP Trustee, on the proposals presented at the Annual Meeting of Stockholders of Polonia Bancorp (the “Company”) on July 17, 2007. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a participant in the Polonia Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock allocated to your account. As of June 4, 2007, the record date for stockholders entitled to vote at the Annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participants’ accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of common stock allocated to your ESOP account.

The ESOP Trustee will vote the unallocated shares of common stock held in the ESOP Trust in a manner calculated to most accurately reflect the voting instructions received from ESOP participants, subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

Please complete, sign and return the enclosed ESOP voting instruction card in the accompanying postage paid envelope. Registrar and Transfer Company will tabulate your vote on behalf of the Trustee, and your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank.

Sincerely,

/s/ Anthony J. Szuszczewicz
Anthony J. Szuszczewicz
Chairman, President and
Chief Executive Officer

VOTING INSTRUCTION CARD

POLONIA BANCORP – ESOP

ANNUAL MEETING OF STOCKHOLDERS

July 17, 2007

8:00 a.m., Local Time

The undersigned hereby directs Home Federal Bank, the Trustee of the Polonia Bank Employee Stock Ownership Plan (the “ESOP”), to vote the share of common stock of Polonia Bancorp (the “Company”) deemed to be credited to the undersigned’s account(s), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 17, 2007 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Dr. Eugene Andruczyk and Frank J. Byrne

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Polonia Bancorp 2007 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED BY THE PARTICIPANT.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING

INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Polonia Bancorp (the “Company”), please find enclosed a voting instruction card for the purpose of conveying your voting instructions to the Trustees of the Polonia Bancorp Stock Fund (the “Employer Stock Fund”) in the Polonia Bank Retirement Plan (the “401(k) Plan”), on the proposals presented at the Annual Meeting of Stockholders of the Company on July 17, 2007. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders.

As a 401(k) Plan participant investing in the Employer Stock Fund, you are entitled to direct the Employer Stock Fund Trustees regarding how to vote shares of Company common stock credited to your 401(k) Plan account as of June 4, 2007, the record date for the 2007 Annual Meeting of Stockholders.

To direct the Trustees on how to vote the shares of common stock held in your 401(k) Plan account, please complete, sign and return the enclosed 401(k) voting instruction card in the postage paid envelope provided by Registrar and Transfer Company, who will tabulate your vote on behalf of the Trustees. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Polonia Bank.

Sincerely,

/s/ Anthony J. Szuszczewicz
Anthony J. Szuszczewicz
Chairman, President and
Chief Executive Officer

VOTING INSTRUCTION CARD

POLONIA BANCORP – 401(k) PLAN

ANNUAL MEETING OF STOCKHOLDERS

July 17, 2007

8:00 a.m., Local Time

The undersigned hereby directs Anthony J. Szuszczewicz and Paul D. Rutkowski, the Trustees of the Polonia Bank Retirement Plan (the “401(k) Plan”), to vote all shares of common stock of Polonia Bancorp (the “Company”) credited to the undersigned’s account(s), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on July 17, 2007 at 8:00 a.m., local time, at the Company’s offices, 3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania, and at any and all adjournments thereof, as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Dr. Eugene Andruczyk and Frank J. Byrne

FOR	WITHHOLD	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The approval of the Polonia Bancorp 2007 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The ratification of the appointment of S.R. Snodgrass, A.C. as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2007.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

THIS VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED BY THE PARTICIPANT.

Date:
Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING

INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.